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[LOGO]
                         TAX-EXEMPT MONEY-MARKET FUNDS
                                FOR RESIDENTS OF
                      CONNECTICUT, MASSACHUSETTS AND OHIO

                                   PROSPECTUS
                                 JULY 31, 1999,
                       AS SUPPLEMENTED ON AUGUST 18, 1999

The CONNECTICUT TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT AND OHIO TAX-EXEMPT FUNDS of Reserve Tax-Exempt Trust (each a Fund, together the "Fund(s)") are money-market funds whose investment objective is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity.

                               ------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives & Principal Strategies.............................     2
Performance History......................................................     4
Fees & Expenses of the Funds.............................................     7
Management...............................................................     8
How to Buy Shares........................................................     8
Selling Fund Shares......................................................     9
Tax Consequences.........................................................    11
General Information......................................................    12
Financial Highlights.....................................................    13

                  INVESTMENT OBJECTIVES & PRINCIPAL STRATEGIES

     The investment objective of each Fund is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the named state fund as is consistent with preservation of capital and liquidity. Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. However, achievement of this objective cannot be assured.

     The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

     The Funds seek to maintain a stable $1.00 share price. The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Funds are principally invested in high quality, tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

     The Funds' principal investment strategies include:

     o Investing primarily in municipal money-market securities. Each of the Funds invests principally in high-quality, tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions. These securities are generally referred to as "municipal obligations".

     o Investing at least 80% of the value of each Fund's net assets in municipal obligations which are exempt from federal, income and state and, with respect to the New York Tax-Exempt Fund, local personal income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless it has adopted a temporary defensive position. In addition, during periods when Reserve Management Co., Inc. ("RMCI") believes that municipal obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of the value of its net assets, or a greater percentage on a temporary basis, in municipal obligations exempt only from federal income taxes. Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of the Fund to AMT.

     o Investing in compliance with federal regulations designed to help maintain liquidity and the strict standards for credit quality, diversification and maturity.

     The interest on securities generally known as municipal obligations is exempt from federal income tax in the opinion of either bond counsel for the issuer or, in some instances, the issuer itself. These obligations may be issued to raise money for various public purposes such as constructing public facilities, while others are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.

     Each Fund will purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal obligations which are not rated may also be purchased provided Reserve Management Co., Inc ("RMCI"), the Adviser, determines them to be of comparable quality pursuant to guidelines established by their Boards of Trustees ("Trustees").

     Although not a principal strategy, the Funds are allowed to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy cash requirements, in another open-end management company having the same investment objective and substantially similar policies and restrictions.

     RMCI uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's, S&P and other rating services, when available.

     The investment objective and principal strategies are summarized here. For more information on the investment objective and strategies, please read the Statement of Additional Information ("SAI"). A Fund may have to adopt a temporary defensive position. In that event, the Fund might not be able to attain its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS. The Funds are money-market funds which are a specific type of fund that seeks to maintain a $1.00 price per share. An investment in the Funds is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Additionally, each Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

     While each Fund has maintained a constant share price since inception, and will strive to do so, the following factors and principal investment risks could reduce the Fund's income level and/or share price:

     o Interest rates could rise sharply causing the value of a Fund's securities and share price to drop.

     o The value of municipal securities may be affected by uncertainties and changes in municipal market-related legislation or litigation.

     o As to the Funds which invest in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, there are risks generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry.

     o Overall, a decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

     o The municipal market is volatile and there are risks associated with investing in a particular state. For example, unfavorable political or economic conditions within a specific state can significantly affect the

                                       3
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       financial condition and credit quality of issuers of municipal securities located in that state. Please read below, some of the risks particular to the single state funds offered in this Prospectus:

          -- As to the Connecticut Tax-Exempt Fund, the credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels.

          -- As to the Massachusetts Tax-Exempt Fund, investors should realize that since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates. Massachusetts' economic and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their credit ratings.

          -- As to the Ohio Tax-Exempt Fund, investors should realize that Ohio's fiscal condition is closely tied to the State's ability to minimize its exposure to cyclical downturns in the manufacturing sector.

YEAR 2000. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900. Most of the services provided to the Trust depend on the smooth functioning of computer systems. The Trust could be adversely affected if the computer systems and service providers that interface with it are unable to process data from January 1, 2000 and after; however, steps are being taken to reasonably address this issue and to obtain assurance that comparable efforts are being made by service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, because the Year 2000 issue affects virtually all organizations, the extent of its impact cannot be predicted.

OTHER RISKS. These and other risks are discussed in more detail in the SAI. Most of the Funds' performance depends on interest rates. When interest rates fall, a Fund's yields will typically fall as well. Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue.

     The Reserve Funds' emphasis on the high credit quality of its investments may mean that its yields are lower than those available from certain other money-market funds, which may invest in commercial paper. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments which entail higher levels of risk.

                              PERFORMANCE HISTORY

     The bar charts below show the Funds' annual returns for the past ten years or the first full calendar years since inception, together with the best and worst quarters. The accompanying "Average Annual Total Return as of December 31, 1998" table gives some indication of risk of an investment in the Funds. The tables assume reinvestment of dividends and distributions, if any. The Reserve Tax-Exempt Trust did not begin offering shares of the Ohio Tax-Exempt Fund until April 1, 1998. As such, the Ohio Tax-Exempt Fund does not appear in the tables because a full calendar year does not exist. As with all mutual funds, the past is not a prediction of the future.

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                          CONNECTICUT TAX-EXEMPT FUND

            ANNUAL TOTAL RETURNS AS OF DECEMBER 31,


   1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

   5.77%   5.18%   3.62%   2.25%   1.64%   2.06%   2.85%   2.45%   2.66%   2.50%


            Best Quarter: 2nd Q 1989 1.45%
        Worst Quarter: 2nd Q 1993 0.38%
        Most Recent Calendar Quarter: 2nd Q 1999 0.54%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

         1 YEAR                     5 YEARS                   10 YEARS
-------------------------  -------------------------  -------------------------
          2.50%                      2.50%                      3.09%

                         MASSACHUSETTS TAX-EXEMPT FUND

            ANNUAL TOTAL RETURNS AS OF DECEMBER 31,

      1991    1992    1993    1994    1995    1996    1997    1998

      4.22%   2.46%   1.83%   2.17%   2.96%   2.57%   2.87%   2.53%


            Best Quarter: 4th Q 1990 1.50%
        Worst Quarter: 1st Q 1994 0.42%
        Most Recent Calendar Quarter: 2nd Q 1999 0.54%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                SINCE
         1 YEAR                     5 YEARS                   INCEPTION
-------------------------  -------------------------  -------------------------
          2.53%                      2.62%                      3.93%

     For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com

                          FEES & EXPENSES OF THE FUNDS

     If you buy and hold shares of the Funds, you may pay certain fees and expenses which are described in the table below. There are no sales charges (loads) or exchange fees associated with an investment in the Funds. Annual fund operating expenses are paid out of the assets of each Fund, so their effect is included in each Fund's share price. Annual fund operating expenses, indicated in the table below, reflect expenses for the Funds' fiscal year ended May 31, 1999.

                         SHAREHOLDER FEES FOR ALL FUNDS
                   (Fees paid directly from your investment)

Sales Load Imposed on Purchases.........................................   None
Sales Load Imposed on Reinvested Dividends..............................   None

     These are all no-load funds. There are no direct shareholder fees. Please see the "Annual Fund Operating Expenses for all Funds" table below.

                  ANNUAL FUND OPERATING EXPENSES FOR ALL FUNDS
                 (Expenses that are deducted from Fund assets)

                                                                              CONNECTICUT    MASSACHUSETTS      OHIO
                                                                              TAX-EXEMPT     TAX-EXEMPT       TAX-EXEMPT
                                                                                FUND           FUND             FUND
                                                                              -----------    -------------    -----------
Comprehensive Management Fee (a)...........................................        .80%            .80%            .80%
Distribution (12b)-1 Fees (b)..............................................        .20             .20             .20
                                                                                 -----           -----           -----
Total Annual Fund Operating Expenses.......................................       1.00%           1.00%           1.00%
                                                                                 -----           -----           -----
                                                                                 -----           -----           -----

(a) The comprehensive management fee includes advisory and customary operating expenses. However, the Funds may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses. See "Management".

(b) The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of each Fund's average net assets. As these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table.

     This example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                                                --------    -----------    ----------    ---------
Connecticut Tax-Exempt Fund..................................     $102         $ 318          $552        $ 1,225
Massachusetts Tax-Exempt Fund................................      102           318           552          1,225
Ohio Tax-Exempt Fund.........................................      102           318           552          1,225

PLEASE NOTE THAT THE ABOVE EXAMPLE IS AN ESTIMATE OF THE EXPENSES TO BE INCURRED BY SHAREHOLDERS OF THE FUNDS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE REFLECTED ABOVE. YOU MAY PAY THE SAME IF YOU DID NOT REDEEM YOUR SHARES.

                                   MANAGEMENT

INVESTMENT ADVISER. Since November 15, 1971, Reserve Management Company, Inc. ("RMCI") 1250 Broadway, New York, NY 10001 and its affiliates have provided investment advice to The Reserve Funds. RMCI serves as the investment adviser to the Funds under an Investment Management Agreement (the "Agreement") with the Reserve Tax-Exempt Trust (the "Trust"). As a result of recent shareholder votes, each of the Funds has entered into a new Investment Management Agreement with RMCI, which is substantially similar to the Investment Management Agreement previously in effect with regard to each Fund, except for a new comprehensive management fee. The new Investment Management Agreements became effective June 26, 1999. The Agreement provides that RMCI will furnish continuous investment advisory and management services to the Funds. In addition to the Funds, RMCI provides investment management services to other mutual funds within the Reserve family of funds and, as of May 31, 1999, had approximately $5.6 billion under management.

     RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. For its services, RMCI receives a fee of 0.80% per year of the average daily net assets of each Fund. RMCI pays all employee and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share. For the fiscal year ended May 31, 1999, RMCI received management fees under the investment management agreements previously in effect with regard to each Fund. For the fiscal year ended May 31, 1999, the Connecticut Tax-Exempt Massachusetts Tax-Exempt and Ohio Tax-Exempt Funds paid $231,720, $131,448 and $8,867, respectively.

                               HOW TO BUY SHARES

SHARE PRICE: NET ASSET VALUE. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. The NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. Each Fund uses the amortized cost method of valuing its securities under Rule 2a-7 of the 1940 Act. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM Eastern time) every day the Exchange is open. NAV is not calculated on days the Exchange is closed and regional bank holidays. Your order will be priced at the next NAV calculated after your order is accepted (i.e., converted to federal funds) by the Funds.

PURCHASE OF SHARES. The minimum initial investment is $1,000 (IRA minimum $250) with no minimum subsequent investment. All investments must be in U.S. dollars. Third-party, foreign and travellers checks, as well as cash investments will not be accepted. For clients of certain broker-dealers and financial institutions ("Firms"), shares may be purchased directly through such Firms. However, purchases may be subject to the Firms' own minimums and purchase requirements. Purchase orders are not accepted on days the Exchange is closed for trading and regional bank holidays.

     o By check--(drawn on U.S. bank) payable to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

     o By wire--Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

     Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 11:00 AM (Eastern time), of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM (Eastern time), will be considered received the next business day. Investors will be charged a fee $15 for any check that does not clear and will be responsible for any losses suffered by the Funds as a result.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account, you may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan with information regarding administration fees and other details is available from the Funds.

THIRD-PARTY INVESTMENTS. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

DISTRIBUTORS. The Funds' distributor is Resrv Partners, Inc. ("RESRV"), 1250 Broadway, New York, NY 10001-3701.

RESTRICTIONS. Certain other restrictions and conditions for buying shares apply to the Funds. Please see the SAI for more information.

                              SELLING FUND SHARES

     Investors may sell shares at any time. Shares will be sold at NAV determined after the redemption request is received by the Fund. Each Fund usually transmits payments the same day when requests are received before 11:00 AM (Eastern time) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your properly completed request. The Funds strongly suggest (but does not require) that each telephone redemption be at least $1000, except for redemptions which are intended to liquidate an account. A shareholder will be charged $2 for redemption checks issued for less than $100. Upon request, redemptions will be made by bank wire; however, wire redemptions of less than $10,000 will be charged a fee (currently $10). The Funds assume no responsibility for delays in the receipt of wired or mailed funds.

WRITTEN AND TELEPHONE REQUESTS. Redemption instructions and options should be specified when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. One way to redeem shares is to write a letter of instruction which states: the name(s) and signature(s) of all accountholders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to sell, and how and where to send the proceeds. If you are redeeming your IRA, please note the applicable withholding requirements.

     To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:

     (1) redemptions for more than $5,000; or

     (2) redemptions on accounts whose address has been changed within the past 30 days; or

     (3) redemption requests to be sent to someone other than the account owner or the address of record for the past 30 days.

     You may redeem by calling the Funds at 800-637-1700. Unless you decline telephone privileges on your application and the Funds fail to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions may be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guarantee. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.

     Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies. Notaries public cannot provide signature guarantees. For more information about redemption procedures, please read the SAI.

CHECKING, VISA AND ATM ACCESS. You may redeem shares of the Fund by using your Reserve checks and VISA check card. By completing the application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; or, is written against accounts with insufficient or uncollected funds. Please do not postdate your checks or use them to close your account. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms, and some Firms may establish their own minimum check amount. Shareholders may use their VISA check card at ATM's to receive cash and may be charged a surcharge by the ATM owner. Please see the SAI for information including charges, fees, etcetera.

EXCHANGE PRIVILEGE. Investors can exchange all or some of their shares offered for shares in other Reserve money-market and equity funds. Investors can request an exchange in writing or by telephone. The shares of the other funds are not offered by this Prospectus. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (as long as they are available). Please see the SAI for more information.

OTHER AUTOMATIC SERVICES. Certain other services and restrictions for selling shares automatically are offered by the Funds. Please see the SAI for more information about these services and restrictions.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

OTHER. The Funds also reserve the right to make a "redemption in kind", (payment in portfolio securities rather than cash), without notice, if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets). Further, each Fund reserves the right to:

     o refuse any purchase or exchange request,

     o change or discontinue its exchange privilege,

     o change its minimum investment amounts, and

     o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

                                TAX CONSEQUENCES

     The following discussion is intended as general information only. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the applicability of state and local tax laws on Fund distributions. For more information, please see the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES. The Funds declare dividends daily and automatically reinvests them in additional shares except for shareholders who elect in writing to receive cash dividends, in which case monthly or quarterly dividend checks are sent to the shareholder. There are no fees or sales charges on reinvestments.

     To maintain its regulated investment company status for federal income tax purposes, each Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability. Dividends derived from the interest earned on municipal obligations and designated by a Fund as "exempt interest dividends" are not subject to federal income taxes. To the extent a Fund invests in municipal obligations issued by its respective state or political subdivision thereof, exempt-interest dividends derived from the interest thereon generally is not subject to state income taxes.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts for which a correct and certified TIN is not provided or which is otherwise subject to backup withholding, except in the case of certain non-resident alien account holders.

                              GENERAL INFORMATION

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds may choose without notice to either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and monthly charges if approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options, which include yields, account balances, check reorders and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

SPECIAL SHAREHOLDER SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks, copies of statements and special research services.

ACCOUNT STATEMENTS.  Shareholders are advised to retain all account statements.

                              FINANCIAL HIGHLIGHTS

     This section provides further details about the Funds' recent financial history. "Total Return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. These figures have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report, along with each Funds' financial statements, is included in the Trust's Annual Report, which is available upon request by calling 800-637-1700.

                                                                           FISCAL YEARS ENDED MAY 31,
                                                             -------------------------------------------------------
CONNECTICUT TAX-EXEMPT FUND                                   1999        1998        1997        1996        1995
---------------------------------------------------------    -------     -------     -------     -------     -------
Net asset value, beginning of year.......................    $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
                                                             -------     -------     -------     -------     -------
Net investment income....................................      .0221       .0267       .0243       .0266       .0254
Less dividends from net investment income................     (.0221)     (.0267)     (.0243)     (.0266)     (.0254)
                                                             -------     -------     -------     -------     -------
Net asset value, end of year.............................    $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
                                                             -------     -------     -------     -------     -------
                                                             -------     -------     -------     -------     -------
Total Return.............................................       2.21%       2.67%       2.43%       2.66%       2.54%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)........................    $  55.4     $  36.8     $  33.5     $  34.8     $  26.6
Ratio of expenses to average net assets..................       1.00%        .89%        .97%       1.01%        .99%(c)
Ratio of net investment income to average net assets.....       2.17%       2.64%       2.39%       2.61%       2.23%(c)

                                                                           FISCAL YEARS ENDED MAY 31,
                                                             -------------------------------------------------------
MASSACHUSETTS TAX-EXEMPT FUND                                 1999        1998        1997        1996        1995
---------------------------------------------------------    -------     -------     -------     -------     -------
Net asset value, beginning of year.......................    $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
                                                             -------     -------     -------     -------     -------
Net investment income....................................      .0220       .0284       .0259       .0276       .0265
Less dividends from net investment income................     (.0220)     (.0284)     (.0259)     (.0276)     (.0265)
                                                             -------     -------     -------     -------     -------
Net asset value, end of year.............................    $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
                                                             -------     -------     -------     -------     -------
                                                             -------     -------     -------     -------     -------
Total Return.............................................       2.20%       2.84%       2.59%       2.76%       2.65%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)........................    $  19.9     $  25.4     $  13.0     $   9.0     $  10.2
Ratio of expenses to average net assets..................       1.00%        .75%        .83%(c)     .89%(c)     .80%(c)
Ratio of net investment income to average
  net assets.............................................       2.17%       2.78%       2.54%(c)    2.66%(c)    2.69%(c)

                                                                                                    FISCAL YEARS ENDED
                                                                                                          MAY 31,
                                                                                                    -------------------
OHIO TAX-EXEMPT FUND                                                                                 1999       1998(F)
-------------------------------------------------------------------------------------------------   -------     -------
Net asset value, beginning of period.............................................................   $1.0000     $1.0000
                                                                                                    -------     -------
Net investment income............................................................................     .0236       .0048
Less dividends from net investment income........................................................    (.0236)     (.0048)
                                                                                                    -------     -------
Net asset value, end of period...................................................................   $1.0000     $1.0000
                                                                                                    -------     -------
                                                                                                    -------     -------
Total Return.....................................................................................      2.36%       2.87%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)..............................................................   $   1.2     $   2.5
Ratio of expenses to average net assets..........................................................      1.00%(c)    1.00%(b)
Ratio of net investment income to average net assets.............................................      2.16%(c)    2.86%(b)

------------------
(b) Annualized.
(c) Due to the voluntary waiver of certain expenses by RMCI for certain funds, the actual expense ratios and net investment income amounted to:

                                                          NET
                                 FISCAL     EXPENSE     INVESTMENT
FUND                             YEAR       RATIO        INCOME
-----------------------------    ------     -------     ----------
Connecticut                       1995        .89%         2.33%
Massachusetts                     1997        .79%         2.58%
                                  1996        .84%         2.71%
                                  1995        .69%         2.80%
Ohio                              1999        .83%         2.32%

(f) From April 1, 1998 (Commencement of Operations) to May 31, 1998.

                                 -------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                 -------------

This Prospectus contains the information about each Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss market conditions and strategies that significantly affected the Funds' performance.

These documents may be obtained without charge by writing to the address below or calling The Reserve Funds at 800-637-1700. You can download the documents from the SEC's web site (http://www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (800-SEC-0330) or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

 Investors are advised to read and retain this prospectus for future reference.

                                 RESERVE FUNDS

                                      LOGO

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700 o www.reservefunds.com

Distributor -- Resrv Partners, Inc.
RTET/states-08/99--

SEC File Numbers
Reserve Tax-Exempt Trust
811-3696

RESERVE FUNDS

   LOGO

TAX-EXEMPT MONEY-MARKET FUNDS
CONNECTICUT TAX-EXEMPT FUND

MASSACHUSETTS TAX-EXEMPT FUND
OHIO TAX-EXEMPT FUND


PROSPECTUS
JULY 31, 1999,
AS SUPPLEMENTED ON
AUGUST 18, 1999

This Prospectus contains the information about each Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss market conditions and strategies that significantly affected the Funds' performance.

These documents may be obtained without charge by writing to the address below or calling The Reserve Funds at 800-637-1700. You can download the documents from the SEC's web site (http://www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (800-SEC-0330) or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

 Investors are advised to read and retain this prospectus for future reference.

                                   [LPL LOGO]

Linsco/Private Ledger
155 Federal Street, 8th Floor
Boston, MA 02110

9785 TowneCentre Drive
San Diego, CA 92121

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700 o www.reservefunds.com

Distributor -- Resrv Partners, Inc.
RTET/states-08/99--

SEC File Numbers
Reserve Tax-Exempt Trust
811-3696

[LPL LOGO]

TAX-EXEMPT MONEY-MARKET FUNDS
CONNECTICUT TAX-EXEMPT FUND
MASSACHUSETTS TAX-EXEMPT FUND
OHIO TAX-EXEMPT FUND

offered by The Reserve Funds

PROSPECTUS
JULY 31, 1999,
AS SUPPLEMENTED ON
AUGUST 18, 1999